VOYA MUTUAL FUNDS

Voya Diversified Emerging Markets Debt Fund

(the "Fund")

Supplement dated November 25, 2020

to the Fund's Class A, Class C, Class I, Class T, and Class W shares Prospectus and Summary

Prospectus (each a "Prospectus" and collectively the "Prospectuses")

and related Statement of Additional Information (the "SAI")

each dated February 28, 2020

On November 19, 2020, the Fund's Board of Trustees approved a proposal to liquidate the Fund on or about January 22, 2021. The Fund is closed to new investment effective November 25, 2020. Any contingent deferred sales charge that would be applicable on a redemption of the Fund's shares shall be waived from November 25, 2020 to the date of liquidation. You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE